United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 18, 2023

Date of Report (Date of earliest event reported)

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Bridge Street, Building A Metuchen, New Jersey	08840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Feutune Light Acquisition Corporation (the “Company”) recently re-evaluated the necessity (i) to change the fair value allocation of public shares and warrants due to errors in the original valuation of instruments in the IPO units and change the accretion of carrying value to redemption value and (ii) to correct federal and state income tax accruals as reported in the audited financial statements for the period from its inception through December 31, 2022. Pursuant to such re-evaluation, the Company’s management has determined that the initial fair value allocation of public shares and warrants and federal and state income tax accruals shall be restated.

On August 18, 2023, the Company’s audit committee (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, and as discussed with MaloneBailey, LLP (“MaloneBailey”), concluded that the Company’s financial statements for the period from its inception through December 31, 2022 (the “Non-Reliance Period”), as reported in the Annual Report on Form 10-K filed on March 31, 2023 should no longer be relied upon due to (i) errors in the original valuation of instruments in the IPO units necessitating changes to the initial fair value allocation of public shares and warrants and to the accretion of carrying value to redemption value; and (ii) errors in federal and state income tax accruals.

As a result, the Company will restate its historical financial results for the Non-Reliance Period to reflect the necessary corrections (the “Restatement”). The Company anticipates filing Amendment No. 1 to the Annual Report on Form 10-K as of December 31, 2022 and for the period from January 19, 2022 (inception) through December 31, 2022 to reflect the Restatement by August 18, 2023 or shortly thereafter (the “Amended 10K”).

As previously disclosed in a Current Report on Form 8-K filed with the SEC on May 1, 2023, the Company engaged MaloneBailey as the Company’s registered public accounting firm. The Restatement contained in the Amended 10K is audited by MaloneBailey.

The Restatement does not have an impact on its cash position and cash held in the trust account established in connection with the IPO.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02 with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

Date: August 18, 2023	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer

2